Equity Redemption, Refinancing And Change In Control	9 Months Ended
Sep. 30, 2011
Equity Redemption, Refinancing And Change In Control [Abstract]
Equity Redemption, Refinancing And Change In Control
2.	Equity Redemption, Refinancing and Change in Control

In May 2009, a jury in the Superior Court of the State of California for the County of Los Angeles handed down a verdict in the amount of $300.0 million, plus punitive damages in the amount of $50.0 million, against Gregory Daily, iPayment's former Chairman and Chief Executive Officer, in connection with litigation over Mr. Daily's beneficial ownership in us. This lawsuit was brought against Mr. Daily individually and not in his previous capacities as the Chairman and Chief Executive Officer of iPayment. Neither iPayment, nor any other shareholders, officers, employees or directors were a party to this action. In response to the verdict, Mr. Daily filed for personal bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in Nashville, Tennessee. On April 8, 2010, the United States Bankruptcy Court for the Middle District of Tennessee ordered the appointment of a trustee (the "Daily Bankruptcy Trustee") to administer the estate of Mr. Daily.

On April 12, 2011, Investors and the General Partner entered into a redemption agreement (the "Redemption Agreement") with (i) Mr. Daily, (ii) the Daily Bankruptcy Trustee and (iii) the trusts for the benefit of, and other entities controlled by, members of Mr. Daily's family that held equity interests in Investors (together with Mr. Daily and the Daily Bankruptcy Trustee, on behalf of the Daily bankruptcy estate, the "Daily Parties"). Pursuant to the Redemption Agreement, Investors and the General Partner agreed to redeem from the Daily Parties, and the Daily Parties agreed to transfer and surrender to Investors and the General Partner, as applicable, all of the equity interests of the Daily Parties in Investors and the General Partner, representing approximately 65.8% of the outstanding equity of Investors, for an aggregate price of $118.5 million. The interests redeemed pursuant to the Redemption Agreement constituted all of the direct and indirect equity interests of the Daily Parties in the Company.

On May 6, 2011, iPayment completed the offering of the 10.25% Notes and the closing of the New Senior Secured Credit Facilities. Also on May 6, 2011, Holdings completed the offering of the Units. The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's then existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's then existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' then existing PIK toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fees and other related fees and expenses discussed in Note 11.

Upon the closing of the Equity Redemption, Mr. Daily resigned as a director and officer, as applicable, of the General Partner, Investors and each of Investors' subsidiaries, including his former positions as iPayment's Chairman and Chief Executive Officer. In connection with Mr. Daily's resignation, Carl Grimstad became the new Chairman and Chief Executive Officer of iPayment and Mark Monaco, iPayment's Chief Financial Officer, became a member of iPayment's and Holdings' boards of directors. The Redemption Agreement includes covenants on the part of Mr. Daily not to compete with iPayment and its affiliates for one year, and not to solicit employees, independent sales agents and independent sales organizations and merchants of iPayment and its affiliates for three years, in each case from May 23, 2011, the closing date of the Equity Redemption.

The description set forth above is intended to be a summary only, is not complete and is qualified in its entirety by reference to the full and complete terms contained in the Redemption Agreement, a copy of which is included as Exhibit 99.1 to iPayment's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 13, 2011, which is incorporated herein by reference.

In accordance with ASC 805, "Business Combinations" the Company determined that a change of control occurred as a result of the Equity Redemption requiring assets and liabilities to be recorded at fair value. As part of the purchase accounting for the Equity Redemption, approximately $683.6 million was assigned to goodwill and $270.2 million was assigned to merchant portfolios and other intangible assets of iPayment. Of the amount assigned to merchant portfolios and other intangible assets, $188.7 million related to merchant portfolios, $65.5 million related to a trade name for iPayment, $13.4 related to residual cash flow streams, and the remaining $2.6 million was primarily attributable to software development and other intangible assets. The aforementioned amounts resulted in increases over the historical basis prior to the Equity Redemption, of $155.6 million and $127.5 million in goodwill and merchant portfolios and other intangible assets, respectively.

As part of the purchase accounting for the Equity Redemption, approximately $684.3 million was assigned to goodwill and $270.2 million was assigned to merchant portfolio and other intangible assets of Holdings. The aforementioned amounts resulted in increases over the historical basis prior to the Equity Redemption, of $156.3 million and $127.5 million in goodwill and merchant portfolios and other intangible assets, respectively.

If the Equity Redemption had occurred on January 1, 2010, we would have recorded additional amortization expense on our merchant processing portfolios of approximately $13.5 million for the nine months ended September 30, 2010. If the Equity Redemption had occurred on January 1, 2011, we would have recorded additional amortization expense on our merchant processing portfolios of approximately $6.6 million for the nine months ended September 30, 2011.